            As filed with the Securities and Exchange Commission on ___________
                                                      Registration No. ________
-------------------------------------------------------------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 MEDIA 100 INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                    04-2532613
(State or other Jurisdiction of            (I.R.S. Employer Identification No.)
Incorporation or Organization)

                           290 Donald Lynch Boulevard
                     Marlborough, Massachusetts 01752-4748
                         (Address, including zip code,
                  of registrant's principal executive offices)

                        1986 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plan)

                                 Steven D. Shea
                            Chief Financial Officer
                                 Media 100 Inc.
                           290 Donald Lynch Boulevard
                            Marlboro, Massachusetts
                                   01752-4748
                                 (508) 460-1600
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                     --------------------------------------

                                    Copy to:

                                Peter M. Moldave
                         Lucash, Gesmer & Updegrove, LLP
                                 40 Broad Street
                           Boston, Massachusetts 02109
                                  617-350-6800

                         CALCULATION OF REGISTRATION FEE


-------------------------------------------------------------------------------------------------------
                                            Proposed maximum    Proposed maximum
 Title of securities     Amount to be      offering price per  aggregate offering       Amount of
  to be registered        registered            unit (1)            price (2)      registration fee (3)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Common Stock            200,000 shares           $3.00              $600,000              $150
issuable under the
1986 Employee Stock
Purchase Plan
-------------------------------------------------------------------------------------------------------


(1) Represents the fair market value of the Common Stock on December 26, 2000 based on the last sale reported by the NASDAQ National Market for such date.

(2)      Calculated pursuant to Rule 457(h)

(3)      .025% of the maximum aggregate offering price.

                                  INTRODUCTION

This Registration Statement on Form S-8 is filed by Media 100 Inc., a Delaware corporation (the "Company" or the "Registrant"), relating to 200,000 shares of Common Stock (the "Common Stock") in accordance with the terms of the Company's 1986 Employee Stock Purchase Plan (the "Plan"), to be registered hereby, which obligations are in addition to the 200,000 shares registered on the Company's Form S-8 filed on May 5, 1998 (Commission File No. 333-52139) and 75,000 shares registered on the Company's Form S-8 filed on June 5, 1986 (Commission File No. 33-6238) (collectively, the "Prior Registration Statements"). Pursuant to Instruction E of Form S-8, the contents of the Prior Registration Statements, to the extent relating to the registration of Common Stock and except as otherwise set forth in this Registration Statement, are incorporated by reference herein.

ITEM 8.  EXHIBITS

Exhibit No.   Description

4.1           Restated Certificate of Incorporation of the Registrant filed as
              Exhibit 3.1 to the Annual Report on Form 10-K for the fiscal year ended November 30, 1996 of Media 100 Inc. (File No. 0-14779)).

4.2 By-laws of the Registrant , as amended through June 17, 1998 (filed as Exhibit 3.2 to the Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 1998 of Media 100 Inc. (File No. 0-14779)).

4.3 Specimen of the form of certificate representing ownership of shares of the Registrant's Common Stock, par value $.01 per share (filed as Exhibit 4.3 to Registration Statement No. 333-24139).

4.4 1986 Employee Stock Purchase Plan, as amended through April 14, 1999 (filed as exhibit 10.2 to the Quarterly Report on Form 10Q for the fiscal quarter ended May 31, 1999 of Media 100 Inc. (File No. 0-14779)).

5             Opinion of Lucash, Gesmer & Updegrove, LLP.

23.1          Consent of Arthur Andersen LLP.

23.2 Consent of Lucash, Gesmer & Updegrove, LLP (contained in the opinion filed as Exhibit 5 to this Registration Statement).

23.3          Consent of Ernst & Young LLP.

24 Power of Attorney (included in the signature page of this Registration Statement).

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that is has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Marlboro, Massachusetts, this 29th day of December 2000.


                                           MEDIA 100 INC.


                                           By:    /s/ John A. Molinari
                                                  --------------------
                                           Name:  John A. Molinari
                                           Title: President and Chief
                                                  Executive Officer


                                POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and constitutes John A. Molinari and Steven D. Shea, each of them singly, his true and lawful attorneys with full power to them, and each of them singly, to sign for him and in his name in the capacities indicated below any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, and he hereby ratifies and confirms his signature as it may be signed by said attorneys, or any of them, to any and all such amendments.


Signature                                  Title                                       Date
/s/ John A. Molinari                       President and Chief Executive               December 29, 2000
-----------------------                    Officer and Director
John A. Molinari                           (Principal Executive Officer)

/s/ Steven D. Shea                         Chief Financial Officer and Chief           December 29, 2000
-----------------------                    Accounting Officer
Steven D. Shea                             (Principal Financial Officer and
                                           Principal Accounting Officer)

/s/ Maurice L. Castonguay                  Director                                    December 29, 2000
-----------------------
Maurice L. Castonguay

/s/ Mark Housley                           Director                                    December 29, 2000
-----------------------
Mark Housley

/s/ Carl Rosendahl                         Director                                    December 29, 2000
-----------------------
Carl Rosendahl

/s/ Paul J. Severino                       Director                                    December 29, 2000
-----------------------
Paul J. Severino


                                INDEX TO EXHIBITS

Exhibit No.      Description

4.1 Restated Certificate of Incorporation of the Registrant filed as Exhibit 3.1 to the Annual Report on Form 10-K for the fiscal year ended November 30, 1996 of Media 100 Inc. (File No. 0-14779)).

4.2 By-laws of the Registrant , as amended through June 17, 1998 (filed as Exhibit 3.2 to the Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 1998 of Media 100 Inc. (File No. 0-14779)).

4.3 Specimen of the form of certificate representing ownership of shares of the Registrant's Common Stock, par value $.01 per share (filed as Exhibit 4.3 to Registration Statement No. 333-24139).

4.4 1986 Employee Stock Purchase Plan, as amended through April 14, 1999 (filed as exhibit 10.2 to the Quarterly Report on Form 10Q for the fiscal quarter ended May 31, 1999 of Media 100 Inc. (File No. 0-14779)).

5                Opinion of Lucash, Gesmer & Updegrove, LLP.

23.1             Consent of Arthur Andersen LLP.

23.2 Consent of Lucash, Gesmer & Updegrove, LLP (contained in the opinion filed as Exhibit 5 to this Registration Statement).

23.3             Consent of Ernst & Young LLP.

24 Power of Attorney (included in the signature page of this Registration Statement).


                                       E-1